Exhibit 10.50

COLDWELL BANKER ENCHANTMENT REALTY
501 SILVER HEIGHTS BLVD.
SILVER CITY, NM 88061
505 538-2931  800 456-3132  FAX 505 388-2606

REALTORS ASSOCIATION OF NEW MEXICO
COMMERCIAL ASSOCIATION OF REALTORS NEW MEXICO
PURCHASE AND SALE AGREEMENT – COMMERCIAL

1.	TERMS SUMMARY

Date of Agreement, i.e., date of full execution (for reference purposes and for calculation of deadlines) September 5, 2007.

This Agreement includes the property Disclosure Statement and:

Addendum
Financing Addendum
X	Other (describe): all equipment as seen on September 3, 2007

Offer Expiration Date:

Buyer:	Don Juan Restaurant

Seller:	Bowlin Travel Centers, Inc.

Property:
Address:	813 S. Main Street, Lordsburg, NM 88045
Legal Description:	Part of SEQSEQ, Sec 32, tzz, R1Y

Purchase Price:	$ 95,000
Earnest Money:	$ 500 (upon acceptance)

Title Company:	Hidalgo County Abstract
115 Shakespeare, Lordsburg, NM 88045
Phone:	505-542-9181	Facsimile:	Email:

Inspection Period:	No

Survey Type:	ALTA	Boundary	Other (describe):
To be obtained and paid for by:	Buyer	Seller

Environmental Site Assessment:	Phase I	Phase II	Other (describe):
To be obtained and paid for by:	Buyer	Seller

Closing Date:	October 5, 2007

SELLER

Bowlin Travel Centers, Inc.
By:	/s/ Kit Johnson, Director of Operations
Kit Johnson
Name (Print)
150 Louisiana Blvd, NE	Albuquerque, NM 87108
Address
(505) 541-9101	(505) 523-1013	kitj@bowlintc.com
Phone	Fax	Email Address

BUYER
By:	/s/ Juan Tellez
Juan Tellez
Name (Print)
PO Box 650	Bayard, NM 88023
Address
(505) 313-7759
Phone	Fax	Email Address